[USAA
EAGLE
LOGO (R)]
USAA MANAGED ALLOCATION FUND
SUPPLEMENT DATED DECEMBER 22, 2010
TO THE FUND’S PROSPECTUS
DATED OCTOBER 1, 2010

The Fund’s fee table and example have been amended and revised as follows:

Management Fee	.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.23%
Acquired Fund Fees and Expenses	.09%
Total Annual Operating Expenses	.92%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,231

94747-1210